Exhibit 99
Press Release

Contact:	Claire M. Gulmi
Executive Vice President and
Chief Financial Officer
(615) 665-1283

AMSURG CORP. SETS EARNINGS RELEASE AND CONFERENCE CALL DATES FOR

THIRD QUARTER 2013 RESULTS

NASHVILLE, Tenn. (Sept. 24, 2013) – AmSurg Corp. (Nasdaq: AMSG) today announced it will release its third quarter 2013 financial results on Tuesday, October 22, 2013 after the market closes. The Company will also host a conference call at 9:00 a.m. Eastern Time on Wednesday, October 23, 2013.  The live broadcast of AmSurg Corp.’s quarterly conference call will be available on-line by going to http://www.amsurg.com  and clicking on the link to Investor Relations.  The on-line replay will follow shortly after the call and continue for 30 days.

AmSurg Corp. acquires, develops and operates ambulatory surgery centers in partnership with physician practice groups throughout the United States.  At June 30, 2013, AmSurg owned and operated 243 centers.

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